Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Wilshire Enterprises, Inc. (the "Company") on Form 10-Q for the quarter ended March 31, 2011 (the "Report"), I, David Morrow, Principal Accounting Officer and Chief Operating Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, 15 U.S.C Section 78(a) or 78o(d); and

(2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and consolidated results of operations of the Company.

Dated: August 12, 2011

By:	/s/ David Morrow
David Morrow
Principal Accounting Officer and Chief Operating Officer